Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Allison Transmission Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Lawrence E. Dewey, Chairman and Chief Executive Officer of the Company, and David S. Graziosi, President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2016

/s/ Lawrence E. Dewey
Lawrence E. Dewey
Chairman and Chief Executive Officer
(Principal Executive Officer)

Dated: February 19, 2016

/s/ David S. Graziosi
David S. Graziosi
President, Chief Financial Officer and Treasurer
(Principal Financial Officer)